EXHIBIT 10.51

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.

December 29, 2000

TBC Management, Inc.
Attention: Mike Perrine
5000 Plaza on the Lake Suite 250
Austin, TX 78746

Dear Mike:

Reference is made to that certain Loan and Security Agreement by and between Travis Boats & Motors, Inc., TBC Management Ltd., TBC Management, Inc. Travis Boating Center Georgia, Inc., Travis Boating Center Florida, Inc., Adventure Marine & Outdoors, Inc., Adventure Marine South, Inc., Adventure Boat Brokerage, Inc. (collectively referred to as "Borrower") and Transamerica Commercial Finance Corporation ("Lender") dated as of January 28, 2000 and all amendments, program letters, agreements and other documents executed in connection therewith (collectively, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the Agreement. Any guarantor of Borrower's obligations under the Agreement is hereby notified of the matters contained herein and any other demand made upon Borrower hereunder is likewise made upon any such guarantor.

Under Section 5.1(Y) of the Agreement, Borrower covenanted and agreed to maintain an Interest Coverage Ratio of not less than 2.0 to 1.0. Under Section 5.1(Z) of the Agreement, Borrower covenanted and agreed to maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.0 starting on June 30, 2000 and at all times thereafter. Lender hereby notifies you that Borrower failed to meet the above referenced covenant requirements for the quarter ended September 30, 2000. Additionally Borrower has recently notified TCFC that it will be in violation of the above referenced requirements for the quarter ending December 31, 2000. Borrower has requested that Lender waive these covenant requirements and forbear from accelerating its indebtedness under the Agreement. Provided no further event of default occurs and Borrower agrees and complies with all of the terms described herein, Lender has decided to waive these covenant requirements and forbear from exercising its remedies under the Agreement in order to give Borrower additional time to comply with the terms as described herein.

In consideration of Lender's granting Borrower an extension of time within which to comply with the following terms and in consideration of Lender's waiver of these covenant requirements and forbearance in exercising its remedies, the receipt and sufficiency of such consideration which is hereby acknowledged, Borrower and the entities listed below as guarantors agree to the following terms:

1. Borrower covenants and agrees to maintain an Interest Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter: (i) 1.0 to 1.0 as of March 31, 2001; (ii) 1.15 to 1.0 as of June 30, 2001; and (iii) 1.6 to 1.0 as of September 30, 2001 and at all times thereafter.

2. Borrower covenants and agrees to maintain a Fixed Charge Coverage Ratio of not less than the following, all as measured at the end of each fiscal quarter of it, as calculated for the 12 month period ending at the end of such fiscal quarter: (i) 1.20 to 1.0 as of March 31, 2001;
         (ii)  1.35 to 1.0 as of June  30,  2001;  and  (iii)  1.50 to 1.0 as of
         September 30, 2001 and at all times thereafter.

3. Borrower agrees to pay Lender a fee in the amount of * which will be paid by Borrower in three equal installments of * . Borrower agrees to pay the first installment of * by no later than March 31, 2001, the second installment of * shall be paid by no later than April 30, 2001, and the third and final installment of * shall be paid by no later than May 31, 2001. If Borrower pays Lender in full for any Loans due under the Agreement or if Lender is bought out by a third party prior to May 31, 2000 or prior to Borrower paying Lender in full and good funds the
         * fee, then Borrower agrees to pay Lender immediately the remaining amount of such * fee in full and good funds.


____________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


4. Borrower will pay interest at a rate of * as of the date of this letter on any and all outstanding Loans and on any and all future Loans.

5. Borrower will submit Borrowing Base Certificates to Lender no later than 5:00 p.m. central time on the last Business Day of every week.

6. Borrower will provide to Lender financial statements as of December 31, 2000 no later than January 31, 2001 and such actual statements will not be materially different from the projected results previously provided by Borrower to Lender.

7. Borrower will provide to Lender on or before January 31, 2001 audited fiscal year end (as of September 30, 2000) financial statements and such actual statements will not be materially different from the draft fiscal year end financial statements previously provided by Borrower to Lender.

8. Borrower agrees to change the definition of "Eligible Inventory D" as used in the Agreement to mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are up to 365 days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory D shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

9. Borrower agrees to change the definition of "Eligible Inventory E" as used in the Agreement to mean such then Eligible Inventory of any Borrower consisting of watercraft, watercraft motors and watercraft trailers that are between 366 and 730 days from the date of purchase by such Borrower that are purchased on open account by any Borrower that the Lender deems in its reasonable discretion to be eligible. Eligible Inventory E shall include returned and repossessed Inventory that is unused, undamaged which any Borrower intends to resell to another Person.

In the event Borrower fails to comply with any terms contained herein or in the Agreement, Lender at its option may exercise all rights and remedies available to it under the Agreement and applicable law, including but not limited to the right to declare the entire unpaid principal balance and all accrued and unpaid interest and/or other charges thereon immediately due and payable.

Except as otherwise agreed to in this letter, all other terms of the above referenced Agreement remain in full force and effect. Any default under this letter shall constitute a default under the Agreement, and Lender shall have all rights and remedies available to it under the Agreement, any guarantees thereof, the Uniform Commercial Code or any other applicable law.

The foregoing is not intended, and shall not be construed, to limit any rights and remedies available to it under the Agreement, any guarantees thereof, the Uniform Commercial Code or any other applicable law, which rights and remedies are cumulative and may be enforced separately or concurrently.

Waiver of these covenants shall in no way constitute a waiver of any other terms or provisions of the Agreement or of any future requirements of Borrower and shall in no way limit or restrict any of Lender's rights and remedies as outlined in the Agreement.

_______________________________
*Indicates Confidential Treatment Requested. The redacted material has been filed separately with the Commission.

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.



Please sign this letter in acknowledgment of the terms described above and return it to Lender. This letter may be executed in counterparts.

Sincerely,
Transamerica Commercial Finance Corporation



_________________________________________
By:
Title:

                        Confidential Treatment Requested.

        Confidential portions of this document have been redacted and filed separately with the Commission.


The undersigned entities hereby each acknowledge that the undersigned officer is authorized to bind each of the below listed companies and that through his single signature below he is signing in his capacity as Secretary of each of the entities listed below thereby binding all of these entities to the terms and conditions of this letter.

Borrowers:

Travis Boats & Motors, Inc.                  Travis Boating Center Georgia, Inc.
TBC Management, Inc.                         Adventure Marine & Outdoors, Inc.
TBC Management, LTD.                         Adventure Marine South, Inc.
Travis Boating Center Florida, Inc.          Adventure Boat Brokerage, Inc.




By:      /s/ Michael B. Perrine
         ------------------------------------
Name:    Michael B. Perrine
Title:   Chief Financial Officer & Secretary
Date:
         ------------------------------------

The undersigned entities, which are all guarantors, hereby each acknowledge that the undersigned officer is authorized to bind each of the below listed companies and that through his/her single signature below he/she is signing in his/her capacity as Secretary of each of the entities listed below thereby binding all of these entities to the terms and conditions of this letter.

Guarantors:

Travis Snowden Marine, Inc.              Travis Boating Center Arlington, Inc.
---------------------------              -------------------------------------
Falcon Marine, Inc.                      Travis Boating Center Beaumont, Inc.
-------------------                      ------------------------------------
Falcon Marine Abilene, Inc.              Travis Boating Center Baton Rouge, Inc.
---------------------------              ---------------------------------------
TBC Arkansas, Inc.                       Travis Boating Center Louisiana, Inc.
------------------                       -------------------------------------
Travis Boating Center Tennessee, Inc.    Travis Boating Center Alabama, Inc.
-------------------------------------    -----------------------------------
Red River Marine Arkansas, Inc.          Travis Boating Center Little Rock, Inc.
-------------------------------          ---------------------------------------
Travis Boating Center Mississippi, Inc.  Travis Boating Center Oklahoma, Inc.
---------------------------------------  ------------------------------------
Shelby Marine Center, Inc.               Shelby Marine Pickwick, LLC
--------------------------               ---------------------------



By:      /s/ Michael B. Perrine
         ---------------------------
Name:    Michael B. Perrine
Title:   Secretary
Date:
         ---------------------------